UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2016

FINTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36846	46-5380892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

712 Fifth Avenue, 8th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 506-3815

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 5, 2016, FinTech Acquisition Corp. (the “Company” or “FinTech”) announced that it has established a record date of July 7, 2016 and a meeting date of July 26, 2016 for its special meeting of stockholders (the “Special Meeting”) to be held with respect to its proposed acquisition of FTS Holding Corporation (“CardConnect”) pursuant to that Agreement and Plan of Merger, dated as of March 7, 2016, as amended, by and among the Company, its wholly-owned subsidiary, FinTech Merger Sub, Inc. (“Merger Sub”), and CardConnect, which provides for the merger (the “Merger”) of CardConnect with and into Merger Sub. Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01 is a copy of the press release issued July 5, 2016 announcing the establishment of the July 7, 2016 record date and the July 26, 2016 meeting date for the Special Meeting.

Additional Information about the Merger and Where to Find It

In connection with the proposed Merger, FinTech has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement/prospectus (which is included in a registration statement on Form S-4 (the “Registration Statement”)). When completed, FinTech will mail a definitive proxy statement/prospectus to its stockholders in connection with FinTech’s solicitation of proxies for the Special Meeting. This press release does not contain all the information that should be considered concerning the Merger. It is not intended to provide the basis for any investment decision or any other decision in respect of the proposed Merger. FinTech stockholders and other interested persons are advised to read FinTech’s preliminary proxy statement/prospectus, the amendments thereto, and the definitive proxy statement/prospectus when available, as these materials contain or will contain important information about FinTech, CardConnect and the proposed Merger. The definitive proxy statement/prospectus will be mailed to FinTech stockholders as of July 7, 2016, the record date established for the Special Meeting. Stockholders can also obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus when available, and other documents filed by FinTech with the SEC, without charge, at the SEC's Internet site at http://www.sec.gov, or by directing a request to: FinTech Acquisition Corp., 712 Fifth Avenue, 8th Floor, New York, New York 10019, attention: James J. McEntee, III, telephone 212.506.3815.

Participants in the Solicitation

FinTech and its directors and officers may be deemed participants in the solicitation of proxies to FinTech’s stockholders with respect to the Merger and related transactions. Information regarding FinTech’s directors and officers is available in FinTech’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which has been filed with the SEC. Additional information is also contained in FinTech’s preliminary proxy statement/prospectus relating to the proposed Merger, and will be contained in FinTech’s definitive proxy statement/prospectus relating to the proposed Merger when available.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINTECH ACQUISITION CORP.

Dated: July 5, 2016	By:	/s/ James J. McEntee, III
	Name:	James J. McEntee, III
	Title:	Chief Financial Officer and
Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release